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                 AMENDMENT NO. 2 TO CREDIT AGREEMENT


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                          AMENDMENT NO. 2
                        TO CREDIT AGREEMENT

          This Amendment No. 2 is entered into as of April 18,
1995, between TRANS LEASING INTERNATIONAL, INC., a Delaware corporation (the "Company"), and FIRST UNION NATIONAL BANK OF NORTH
CAROLINA ("First Union"), individually and as Agent.

          The parties hereto are the parties to a Credit Agreement dated as of December 9, 1994 (as amended through the date hereof, the "Credit Agreement") and desire to decrease the maximum amount of loans which may be made thereunder from $60,000,000 to $15,000,000. All capitalized terms used herein shall have the same meanings as in the Credit Agreement.

          NOW THEREFORE, in consideration of the foregoing premises and the agreements hereinafter set forth, and for the good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Amendment. Section 1.1 of the Credit Agreement is hereby amended by substituting the figure $15,000,000 for the figure $60,000,000 in clause (b) of the definition of Revolving Loan Commitment Amount. The signature page of the Credit Agreement is hereby amended by substituting the figure $15,000,000 for the figure $60,000,000 thereon.

          2. No Further Amendment. Except as set forth above, the Credit Agreement shall continue in full force and effect without modification.

          3. Effectiveness; Notes. This Amendment shall become effective upon the execution and delivery by the Company of a substitute promissory note reflecting this Amendment.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                         TRANS LEASING INTERNATIONAL, INC.


                         By:_____________________________________
                         Title:___________________________________


                         FIRST UNION NATIONAL BANK OF NORTH
                           CAROLINA, individually and as Agent


                         By:______________________________________
                         Title:____________________________________